UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2021

Hayward Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40208	82-2060643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

400 Connell Drive
Suite 6100
Berkeley Heights, NJ 07922
(Address of principal executive offices, including zip code)

(908) 351-5400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	HAYW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01.	Other Events.

On March 29, 2021, Hayward Holdings, Inc. (the “Company”) issued a press release regarding the relocation of its headquarters. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the timing of the Company’s corporate office relocation and anticipated costs savings resulting from the relocation.  These forward-looking statements are subject to a number of risks, uncertainties and assumptions, and no assurance can be given that the corporate office relocation will be completed on the anticipated timeline, that unexpected costs will not be incurred or that interruptions to the Company’s business will not occur or have more of an impact on the Company than expected. The Company’s business and operations are subject to a variety of risks and uncertainties. These risks and uncertainties, as well as others, are discussed in greater detail under the heading “Risk Factors” and elsewhere in the final prospectus dated March 11, 2021 related to the Company’s initial public offering, which is available on the SEC’s website at www.sec.gov. Additional information will be made available by the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings that the Company makes from time to time with the SEC. These forward-looking statements speak only as of the date of this Form 8-K. Factors or events that could cause the Company’s actual results to differ may emerge from time to time, and it is not possible for the Company to predict all of them. The Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable law.

Item 9.01.	Financial Statements and Exhibits

(d)            Exhibits.

Exhibit No.	Description

99.1	Press Release of the Company, dated March 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYWARD HOLDINGS, INC.

Date: April 1, 2021	By:	/s/ Eifion Jones
Eifion Jones
Senior Vice President and Chief Financial Officer